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                                                   REGISTRATION NO.333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -------------------------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           -------------------------
                             CMS ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

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
                        MICHIGAN                                                              38-2726431
(State or other jurisdiction of incorporation or organization)                   (I.R.S. Employer Identification No.)
                                                                                            ALAN M. WRIGHT
                                                                           SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                   FAIRLANE PLAZA SOUTH                                                  CMS ENERGY CORPORATION
            330 TOWN CENTER DRIVE, SUITE 1100                                             FAIRLANE PLAZA SOUTH
                 DEARBORN, MICHIGAN 48126                                          330 Town Center Drive, Suite 1100
                       (313) 436-9200                                                   Dearborn, Michigan 48126
       (Address, including zip code, and telephone number.                                  (313) 436-9200
     including, area code, of registrant's principal offices)           (Name, address, including zip code, and telephone number,
                                                                                 including area code, of agent for service)
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                            -------------------------

  It is respectfully requested that the Commission send copies of all notices, orders and communications to:

                           MICHAEL D. VAN HEMERT, ESQ.
                            ASSISTANT GENERAL COUNSEL
                             CMS ENERGY CORPORATION
                              FAIRLANE PLAZA SOUTH
                        330 Town Center Drive, Suite 1100
                            Dearborn, Michigan 48126
                                 (313) 436-9602
                            -------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                              --------------------

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-75805.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
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TITLE OF EACH CLASS OF                                   PROPOSED                  PROPOSED
SECURITIES TO BE REGISTERED       AMOUNT TO BE           MAXIMUM OFFERING          MAXIMUM AGGREGATE        AMOUNT OF
                                  REGISTERED (1)         PRICE PER SECURITY (1)    OFFERING PRICE (1)       REGISTRATION FEE (1)
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
Senior Debt Securities            $25,000,000            100%                      $25,000,000                  $6,950
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     (1) Estimated solely for the purpose of calculating the registration fee;
         the maximum aggregate offering price is the amount by which the proceeds of a June 22, 1999 offering of Common Stock exceeded the amount registered under Registration No. 333-75805.

This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.


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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE PURSUANT TO GENERAL INSTRUCTION
IV OF FORM S-3

In accordance with the provisions of General Instruction IV of Form S-3, CMS Energy Corporation ("CMS Energy") hereby incorporates by reference the contents of CMS Energy's Registration Statement on Form S-3 (Registration No. 333-75805) filed with the Securities and Exchange Commission on April 7, 1999, which Registration Statement was declared effective on April 20, 1999.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

All Exhibits filed with the Registration Statement on Form S-3 (File No. 333-75805), are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:

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
EXHIBIT NO,         DESCRIPTION
-----------         -----------

(5)           -     Opinion of Michael D. Van Hemert, Assistant General Counsel for CMS Energy.

(23)(a)       -     Consent of Michael D. Van Hemert, Assistant General Counsel for CMS Energy (included in
                    Exhibit (5) above.)
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, and State of Michigan, on June 18, 1999.

                                     CMS ENERGY CORPORATION



                                     By:          /s/ A. M. Wright
                                        --------------------------------------
                                             Alan M. Wright
                                             Senior Vice President and Chief
                                               Financial Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on June 18, 1999.

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
         NAME                                                                   TITLE
         ----                                                                   -----

   (i)   Principal executive officer:
               /s/ William T. McCormick, Jr.                    Chairman of the Board, Chief Executive Officer
         -------------------------------------------            and Director
         William T. McCormick, Jr.

   (ii)  Principal financial officer:

              /s/ A. M. Wright                                  Senior Vice President and Chief Financial Officer
         -------------------------------------------
         Alan M. Wright

   (iii)     /s/ P.D. Hopper                                    Senior Vice President, Controller and
         -------------------------------------------              Chief Accounting Officer
         Preston D. Hopper


                          *                                     Director
         -------------------------------------------
         (John M. Deutch)

                          *                                     Director
         -------------------------------------------
         (James J. Duderstadt)

                          *                                     Director
         -------------------------------------------
         (Kathleen R. Flaherty

                          *                                     Director
         -------------------------------------------
         (Victor J. Fryling)

                          *                                     Director
         -------------------------------------------
         (Earl D. Holton)
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
         NAME                                                   TITLE
         ----                                                   -----


                          *                                     Director
         -------------------------------------------
         (William U. Parfet)

                          *                                     Director
         -------------------------------------------
         (Percy A. Pierre)

                          *                                     Director
         -------------------------------------------
         (Kenneth L. Way)

                          *                                     Director
         -------------------------------------------
         (Kenneth Whipple)

                          *                                     Director
         -------------------------------------------
         (John B. Yasinsky)
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    By:       /s/ A.M. Wright
         -------------------------------------------
         Alan M. Wright
         Attorney-in-Fact






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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------




                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933




                             CMS ENERGY CORPORATION




                                    EXHIBITS




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                                 EXHIBITS INDEX

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
         EXHIBIT NO.                                   DESCRIPTION
         -----------                                   -----------

         (5)                        Opinion of Michael D. Van Hemert, Assistant General Counsel for CMS Energy.

         (23)(a)                    Consent of Michael D. Van Hemert, Assistant General Counsel for CMS Energy
                                    (included in Exhibit (5) above.)
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